CROSSFIRST BANKSHARES, INC.
2018 OMNIBUS EQUITY INCENTIVE PLAN
DIRECTOR RESTRICTED STOCK AWARD

AGREEMENT
Date of Grant:

[●]
Number of Restricted Shares Granted:

_________
This Restricted Stock Award Agreement (this "Award

Agreement"), is entered into on
the Date of Grant above, by and between CrossFirst Bankshares, Inc., a Kansas Corporation (the
"Company") and _____________ (the "Grantee").
RECITALS:
A.

Effective October 25, 2018, the Company adopted the CrossFirst Bankshares, Inc.
2018 Omnibus Equity Incentive Plan (the "Plan") pursuant to which the Company may, from time to time, grant Restricted Stock to eligible Service Providers of the Company and its
Affiliates.
B.

The Grantee is a Service Provider of the Company or one of its Affiliates,

and the
Company desires to grant to the Grantee shares of Restricted Stock of the Company on the terms and conditions reflected in this Award

Agreement, the Plan and as otherwise established by the
Committee.
AGREEMENT:
In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
Section 1.

Incorporation of the Plan.

All provisions of this Award Agreement

and
the rights of the Grantee hereunder are subject in all respects to the provisions of the Plan, the terms of which are incorporated herein by reference, and the powers of the Committee therein provided.

Capitalized terms used in this Award

Agreement but not defined herein have the
meanings set forth in Plan.
Section 2.

Grant of Restricted

Stock.

As of the

Date of Grant

identified above and
subject

to

Section

21

below,

the

Company

grants

to

the

Grantee,

subject

to

the

conditions

and
restrictions set forth in this Award Agreement and in the Plan, that number of shares of Restricted
Stock

identified

above

opposite

the

heading

"Number

of

Restricted

Shares

Granted"

(the
"Restricted Shares").
Section 3.

Restrictions

on

Transfer;

Vesting

Date
.

Subject

to

any

exceptions

set
forth in this

Award

Agreement or in

the Plan, the

Restricted Shares or

the rights

relating thereto
may

not

be

sold,

transferred,

gifted,

bequeathed,

pledged,

assigned,

or

otherwise

alienated

or
hypothecated,

voluntarily

or

involuntarily,

prior

to

the

vesting

date

for

such

Restricted

Shares

identified below

(the "Vesting

Date").

Subject to

Section 21

below,

on the

Vesting

Date, such
restriction on transfer shall lapse and the Restricted Shares, if not previously forfeited pursuant to
Section 4

below, will become

freely transferable

under this

Award Agreement and

the Plan,

subject
only to such further limitations on transfer,

if any,

as may exist under applicable law or any other
agreement binding upon Grantee.

Subject to any exceptions listed in this Award Agreement or in the

Plan,

the

Restricted

Shares

shall

become

vested

in

accordance

with

the

schedule

set

forth
below:

Vest

Date

Restricted Shares
[●]

___________
Notwithstanding the foregoing,

(a) if Grantee's

position as a

Service Provider with

the Company
or any of its Affiliates

is terminated by reason of

the Grantee's death or

Disability (and assuming
Participant

continuously

served

as

a

Director

on

the

Board

through

the

date

of

such

death

or
Disability), the Vesting

Date for all

of the

Restricted Shares

automatically will

be accelerated

to
the date

of Grantee's

termination as

a Service

Provider; or

(b) if

Grantee’s

position as

a Service
Provider with the Company or any of its

Affiliates is terminated prior to vesting due to the natural termination of the Grantee’s

current Board service period prior to vesting

in accordance with this
Award

Agreement,

the

unvested

Restricted

Shares

shall

instead

continue

to

vest

in

accordance
with the vesting schedule shown above.
Section 4.

Forfeiture

Prior

to

Vesting
.

Unless

otherwise

provided

in

this

Award
Agreement or the Plan, if Grantee's position as a Service Provider with the Company or any of its
Affiliates

is

terminated

by

the

Company

or

any

such

Affiliate

for

any

reason

(other

than

the
Grantee’s

death, Disability

or natural

termination of

Board service

period), prior

to the

Vesting
Date for

the Restricted

Shares, Grantee

will thereupon

immediately forfeit

any and

all unvested
Restricted Shares,

and the

full ownership

of such

Restricted Shares

and rights

will revert

to the
Company.

Upon such

forfeiture, Grantee

shall have

no further

rights under

this Award Agreement.

For purposes

of this Award Agreement, the

transfer of employment

between the Company

and any
of its Affiliates (or

between Affiliates) shall not constitute

a termination of the Grantee's position
as a Service Provider.

Section 5.

Dividends and Voting.

Subject to Section 21 below, Grantee is entitled to
(i) receive all dividends, payable in stock, in cash or in kind, or other distributions, declared on or with respect to any Restricted

Shares as of a record

date that occurs on or

after the Date of Grant
hereunder and before any transfer or forfeiture of the

Restricted Shares by Grantee, provided that
any such dividends

paid in cash

are to be held

in escrow by

the Company and, such

cash dividends
and

distributions

are

to

be

subject

to

the

same

rights,

restrictions

on

transfer

and

conditions
regarding vesting and forfeiture

as the Restricted

Shares with respect

to which such

dividends or
distributions are paid at the time of payment, and

(ii) exercise all voting rights with respect to the
Restricted Shares,

if the

record date

for the

exercise of

such voting

rights occurs

on or

after the
Date of

Grant hereunder

and prior

to any

transfer or

forfeiture of

such Restricted

Shares.

In the
event of forfeiture by Grantee of any or all of the Restricted Shares or any of the equity securities distributed to Grantee with respect thereto, Grantee shall forfeit all cash dividends held in escrow
and

relating

to

the

underlying

forfeited

Restricted

Shares

and

must

return

to

the

Company

any
distributions previously paid to Grantee with respect to such Restricted Shares.

Section 6.

No Right

to Continue

as

a Service

Provider.

Neither the

Plan nor

this
Award

Agreement

confers

upon

the

Grantee

any

right

to

be

retained

in

any

position

as

an
Employee, Consultant,

or Director

of the

Company.

Further,

nothing in

the Plan

or this

Award
Agreement shall be construed to limit the discretion of

the Company to terminate the Grantee as a
Service Provider at any time, with or without Cause.

Section 7.
Compliance with

Law.

The issuance

and transfer

of Shares

shall be

subject
to compliance

by the

Company

and the

Grantee with

all applicable

requirements of

federal and
state

securities

laws

and

with

all

applicable

requirements

of

any

stock

exchange

on

which

the
Company's Shares

may be

listed. The

Grantee understands

that the

Company is

under no

obligation
to

register

the

Shares

with

the

Securities

and

Exchange

Commission,

any

state

securities
commission, or any stock exchange to effect such compliance.
Section 9.

Notices.

Any

notice

required

to

be

delivered

to

the

Company

under this
Award

Agreement

shall

be

in

writing

and

addressed

to

the

General

Counsel

and

Corporate
Secretary of the Company at the Company's principal corporate office.

Any notice required to be
delivered

to

the

Grantee

under

this

Award

Agreement

shall

be

in

writing

and

addressed

to

the
Grantee

at

the

Grantee's

address

as

shown

in

the

records

of

the

Company.

Either

party

may
designate another address in writing (or such other method approved by the Company) from time
to time.
Section 10.

Governing Law.

This Award Agreement will be construed

and interpreted
in accordance with the laws of the State of Kansas without regard to conflict of law principles.
Section 11.

Adjustments.

If

any

change

is

made

to

the

outstanding

Stock

or

capital
structure of the Company, if required, the Restricted Shares shall be adjusted or terminated in any manner as contemplated by the Plan.
Section 12.

Amendment.

This Award Agreement may be amended in a manner that is
materially

adverse

to

the

Grantee

only

by

a

writing

executed

by

the

parties

hereto

which
specifically states that it is amending this Award Agreement.
Section 13.

Interpretation.

Any

dispute

regarding

the

interpretation

of

this

Award
Agreement shall be submitted by

the Grantee or the Company

to the Committee for review.

The
resolution

of

such

dispute

by

the

Committee

shall

be

final

and

binding

on

the

Grantee

and

the
Company.
Section 14.

Titles.

Titles are provided herein for convenience only and

are not to serve
as a basis for interpretation or construction of this Award Agreement.
Section 15.

Successors and Assigns.

The Company may assign any of its rights under
this Award

Agreement. This

Award

Agreement will

be binding

upon and

inure to

the benefit

of
the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Award Agreement will

be binding

upon the

Grantee and

the Grantee's

beneficiaries, executors,
administrators and the person(s) to

whom the Restricted Shares may

be transferred by will

or the
laws of descent or distribution.

Section 16.

Severability.

The

invalidity

or

unenforceability

of

any

provision

of

the
Plan or this Award Agreement shall not affect the validity or enforceability of any other provision of the Plan

or this Award

Agreement, and each

provision of the

Plan and this

Award

Agreement
shall be severable and enforceable to the extent permitted by law.
Section 17. Counterparts.

This

Award

Agreement

may

be

executed

in

counterparts,
each of

which shall

be deemed

an original

but all

of which

together will

constitute one

and the
same instrument. Counterpart

signature pages to

this Award

Agreement transmitted by

facsimile
transmission,

by

electronic

mail

in

portable

document

format

(.pdf),

or

by

any

other

electronic
means intended to preserve the original graphic

and pictorial appearance of a document, will have
the same effect as physical delivery of the paper document bearing an original signature.
Section 18.

Acceptance.

The

Grantee

hereby

acknowledges

receipt

of

a

copy

of

the
Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the subject to all of the terms and conditions of the Plan and this Award Agreement.

Section 19.

Entire Agreement

and Binding

Effect.

This Award

Agreement and

the
Plan

constitute

the

entire

contract

between

the

parties

hereto

with

regard

to

the

subject

matter
hereof.

They supersede any other agreements, representations or understandings (whether oral or written

and

whether

express

or

implied)

that

relate

to

the

subject

matter

hereof.

Except

as
expressly stated herein

to the

contrary,

this Award

Agreement will be

binding upon

and inure to
the

benefit

of

the

respective

heirs,

legal

representatives,

successors

and

assigns

of

the

parties
hereto.
Section 20.

409A

Compliance
.

Notwithstanding

any

provision

of

the

Plan

or

this
Award Agreement

to the contrary, (i) this Award

Agreement shall not be amended in any manner
that

would

cause

any

amounts

payable

hereunder

that

are

not

subject

to

Code

Section

409A
("Section 409A")

to become subject

thereto (unless they

also are in

compliance therewith), and

the
provisions of

any purported

amendment that

may

reasonably be

expected to

result in

such non-
compliance

shall

be

of

no

force

or

effect

with

respect

to

this

Award

Agreement

and

(ii)

the
Company,

to the

extent it

deems necessary

or advisable

in its

sole discretion,

reserves the

right,
but

shall

not

be

required,

to

unilaterally

amend

or

modify

this

Award

Agreement

to

reflect

the
intention that

the Plan

qualifies for

exemption from

or complies

with Section

409A in

a manner
that as

closely as

practicable achieves

the original

intent of

this Award

Agreement and

with the
least reduction, if any,

in overall benefit to

the Grantee to comply with

Section 409A on a timely
basis, which

may be

made on

a retroactive

basis, in

accordance with

regulations and

other guidance
issued under

Section 409A.

Neither the

Company nor

the Committee

makes any

representation
that

this

Award

Agreement

shall

be

exempt

from

or

comply

with

Section

409A

and

makes

no
undertaking to preclude Section 409A from applying to this Award

Agreement.
Section 21.

Applicability

of

Directors'

Deferred

Fee

Plan.

In

the

event

that

the
Grantee

has

made

an

election

under

the

Company's

2018

Directors'

Deferred

Fee

Plan

(the
"Deferred Fee Plan") to defer the receipt

of any of the Restricted Shares,

no shares of Stock shall
be

issued

to

the

Grantee

and

the

Grantee

shall

only

have

a

right

to

receive

the

shares

of

Stock
subject to

this

Award

Agreement

(i) if

the Restricted

Shares

would have

become vested

on

the
Vesting

Date if

no election

to defer

the receipt

of the

Restricted Shares

had been

made, and

(ii)
following and

in accordance

with the

issuance date

provisions specified

under the

Deferred Fee

Plan.

Any

of

the

Restricted

Shares

deferred

under

the

Deferred

Fee

Plan

shall

be

treated

as
Deferred Shares under such plan and under the Omnibus Plan.

[Signature Page Follows]

The parties to this Award

Agreement have executed this

Award

Agreement as of the

date
provided in the preamble to this agreement.
CROSSFIRST BANKSHARES, INC.
By:

Name:

Title:

GRANTEE
[●]